Exhibit 99.6
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JULY 5, 2023 TO THE COMPANY’S PROSPECTUS DATED SEPTEMBER 29, 2022 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AND INFORMATION AGENT, BY CALLING (888) 789-8409.
TRANSPHORM, INC.
SHARES OF COMMON STOCK SUBSCRIBED FOR UPON
EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository, or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of common stock, par value $0.0001 (“Common Stock”) of Transphorm, Inc. (the “Company”), each Subscription Right carrying with it (i) a basic subscription right, which entitles the holder to purchase 0.07655623 of a share of Common Stock, rounded up to the nearest whole share, at a subscription price of $3.30 per whole share of Common Stock (the “Subscription Price”) and (ii) an over-subscription privilege, which entitles each holder that has exercised its basic Subscription Right in full to subscribe for additional shares of Common Stock that are offered in the Rights Offering at the Subscription Price, to the extent other participating stockholders have not exercised their basic Subscription Rights in full, pursuant to the rights offering described in the Company’s prospectus supplement dated July 5, 2023 (as amended and supplemented from time to time, the “Prospectus Supplement”), to the Company’s prospectus, dated September 29, 2022 (together with the Prospectus Supplement, the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, LLC, as subscription and information agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), Subscription Rights for the number of shares of Common Stock specified below pursuant to the exercise of basic Subscription Rights, and on behalf of beneficial owners of Subscription Rights who have subscribed for the purchase of additional shares of Common Stock pursuant to the over-subscription privilege, listing separately below a number of shares of Common Stock corresponding to such beneficial owners’ exercised basic Subscription Rights and a number of shares of Common Stock corresponding to such beneficial owners’ exercised over-subscription privileges (without identifying any such beneficial owner), and (2) to the extent any beneficial owner has exercised their over-subscription privilege, each such beneficial owner’s basic Subscription Rights have been exercised in full:

	NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO OVER-SUBSCRIPTION PRIVILEGE
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Name of Bank, Broker, Trustee, Depository, or Other Nominee:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number

Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s)

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